SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC

                                   FORM 8-K
                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 5, 1994



                                CTS CORPORATION
            (Exact Name of registrant as specified in its charter)




     Indiana                   1-4639               35-0225010
(State of other juris-      (Commission File      (I.R.S. Employer
diction of incorporation)   Number)               Identification No.)



905 West Boulevard North, Elkhart, Indiana                 46514
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code   (219) 293-7511





















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Item 5.  Other Events

     The information regarding an announcement on December 5, 1994 contained in the press release, filed as Exhibit A to this report, is incorporated herein by reference.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CTS CORPORATION



Dated:  December 5, 1994
                                   Jeannine M. Davis
                                   Vice President, Secretary and
                                   General Counsel

































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